UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2004 (March 2, 2004)

The Warnaco Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10857	95-4032739

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York	10018

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code:	(212) 287-8000

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Regulation FD Disclosure.

On March 2, 2004, The Warnaco Group, Inc. (the "Company") issued a press release announcing that Charles R. Perrin has been elected Non-Executive Chairman of the Company's Board of Directors. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 2, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.

Date:	March 2, 2004	By:	/s/ Jay A. Galluzzo

Name:	Jay A. Galluzzo
Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Press Release, dated March 2, 2004